UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2005

COMMERCIAL NET LEASE REALTY, INC.

(exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employment Identification No.)
incorporation or organization)

450 South Orange Avenue, Orlando, Florida 32801
(Address of principal executive offices, including zip code)

(407) 265-7348
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Commercial Net Lease Realty, Inc. (the “Company”) is revising its historical financial statements in connection with its application of Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”) to certain transactions. During the quarter ended March 31, 2005, the Company sold certain properties and classified others as held for sale. In compliance with SFAS No. 144, the Company has reported revenues, expenses and gain on disposition from these properties as earnings from discontinued operations for each period presented in its quarterly report filed since the date of the dispositions (including the comparable period of the prior year). The Company’s next annual report on Form 10-K will include restated results of operations that reflect this reclassification for prior full years. However, the rules and regulations of the Securities and Exchange Commission (the “SEC”) applicable to the Company require that it reclassify the reported revenue, expenses and gain on disposition from these properties as earnings from discontinued operations in its financial statements for each of the periods presented in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, and in the Company’s annual financial statements for each of the three years presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, if those financials are incorporated by reference in a registration statement to be filed with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to a period prior to the transactions giving rise to the reclassification.

     These reclassifications as discontinued operations have no effect on the Company’s reported net earnings available to common shareholders or funds from operations as reported in prior SEC filings. Instead, they present the revenues and expenses relating to properties sold or held for sale as a single line item titled “earnings from discontinued operations,” rather than presenting the revenues and expenses along with the Company’s other earnings from continuing operations.

     In addition, we have included an updated management’s discussion and analysis of the financial condition and results of operations of the Company for the periods presented in the restated financial statements, which the Company believes will be helpful to the reader in reviewing these restated financial statements.

     For the Company’s most recent information concerning its financial condition and results of operations (through the first quarter of 2005), please see the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, which is on file with the SEC.

Item 9.01. Financial Statements and Exhibits.

Exhibit 23.1: Consent of KPMG LLP
Exhibit 99.1: Selected Financial Data
Exhibit 99.2: Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.3: Financial Statements and Supplementary Data

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Commercial Net Lease Realty, Inc.
                    (Registrant)

Date: June 21, 2005	By:	/s/ Kevin B. Habicht Kevin B. Habicht Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 23.1:	Consent of KPMG LLP
Exhibit 99.1:	Selected Financial Data
Exhibit 99.2:	Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.3:	Financial Statements and Supplementary Data